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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1998 (except with respect to the matters discussed in Note 14, as to which the date is March 20, 1998) on the financial statements of Glenborough Realty Trust Incorporated and our report dated January 21, 1998 on the financial statements of Glenborough Hotel Group each of which is included in the Form 10-K of Glenborough Realty Trust Incorporated for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

We also consent to the incorporation by reference in this registration statement of our report dated October 10, 1997 with respect to the combined statement of revenues and certain expenses of the Copley Properties for the year ended December 31, 1996, included in the Current Report on Form 8-K/A of Glenborough Realty Trust Incorporated filed on January 9, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated January 8, 1998 with respect to the combined statement of revenues and certain expenses of Thousand Oaks for the year ended December 31, 1996, included in the Current Report on Form 8-K/A of Glenborough Realty Trust Incorporated filed on January 12, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated January 8, 1998 with respect to the combined statement of revenues and certain expenses of the Opus Portfolio for the nine months ended September 30, 1997, included in the Current Report on Form 8-K/A of Glenborough Realty Trust Incorporated filed on January 12, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated January 8, 1998 with respect to the combined statements of revenues and certain expenses of the Windsor Portfolio, Groups A and B, for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively, included in the Current Report on Form 8-K of Glenborough Realty Trust Incorporated filed on January 12, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated January 8, 1998 with respect to the combined statements of revenues and certain expenses of the Marion Bass Portfolio for the year ended December 31, 1996 included in the Current Report on Form 8-K of Glenborough Realty Trust Incorporated filed on January 12, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated October 10, 1997 with respect to the combined statements of revenues and certain expenses of the Bryant Lake for each of the three years ended December 31, 1996, 1995 and 1994 included in the Current Report on Form 8-K of Glenborough Realty Trust Incorporated filed on January 12, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated January 8, 1998 with respect to the combined statements of revenues and certain expenses of the CRI Properties for the nine months ended August 31, 1997 included in the Current Report on Form 8-K of Glenborough Realty Trust Incorporated filed on January 12, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated March 2, 1998 with respect to the combined statements of revenues and certain expenses of the San Mateo Headquarters for the year ended December 31, 1996, included in the Current Report on Form 8-K of Glenborough Realty Trust Incorporated filed on March 12, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated March 2, 1998 with respect to the combined statements of revenues and certain expenses of Skypark for the year ended December 31, 1996, included in the Current Report on Form 8-K/A of Glenborough Realty Trust Incorporated filed on March 24, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated May 12, 1998 with respect to the combined statements of revenues and certain expenses of the BGK Portfolio for the year ended December 31, 1997, included in the Current Report on Form 8-K/A of Glenborough Realty Trust Incorporated filed on May 15, 1998.

We also consent to the incorporation by reference in this registration statement of our report dated May 15, 1998 with respect to the combined statements of revenues and certain expenses of the Eaton and Lauth Portfolio for the year ended December 31, 1997, included in the Current Report on Form 8-K/A of Glenborough Realty Trust Incorporated filed on May 15, 1998.


                                       ARTHUR ANDERSEN LLP


San Francisco, California
August 11, 1998